UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------



                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: February 23, 1999
                                        -----------------
                        (Date of earliest event reported)

                        Commission File Number: 00-19800
                                                --------


                         GIBRALTAR PACKAGING GROUP, INC.
             (Exact name of registrant as specified in its charter)



       DELAWARE                                              47-0496290
(State of incorporation)                                    (IRS Employer
                                                        Identification Number)


       2000 SUMMIT AVENUE                                 68902-2148
        HASTINGS, NEBRASKA                                (Zip Code)
    (Address of principal executive offices)

                                 (402) 463-1366
              (Registrant's telephone number, including area code)

Item 5.    Other Events

           On February 23, 1999, Gibraltar Packaging Group, Inc. (the "Company") was notified by the Nasdaq Stock Market that its Common Stock, par value $0.01 per share was de-listed from the Nasdaq National Market, effective at the close of business. Attached is a press release as Exhibit 99.1, which is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits

(c)        Exhibits

           99.1 Press Release dated February 25, 1999, issued by Gibraltar Packaging Group, Inc.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 5, 1999                          GIBRALTAR PACKAGING GROUP, INC.

                                              By: /s/ John W. Lloyd
                                                 -------------------------
                                                     Secretary


















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